UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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BANCROFT FUND LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BANCROFT FUND LTD.
65 Madison Avenue
Morristown, New Jersey 07960

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held
Monday, February 12, 2007
11:00 a.m., Eastern Time
at
65 Madison Avenue, Suite 550, Morristown, New Jersey 07960

To Shareholders of Bancroft Fund Ltd.:

We cordially invite you to attend our 2007 Annual Meeting of Shareholders to vote on:

1.	Electing three trustees to three year terms.

2.	Ratifying the Audit Committee’s appointment of Tait, Weller & Baker LLP as independent registered public accountants for fiscal year 2007.

3.	Transacting any other business that properly comes before the meeting or any adjournments or postponements of the meeting.

We are holding the Annual Meeting on Monday February 12, 2007 at 11:00 a.m., Eastern Time, at the Fund’s offices located at 65 Madison Avenue, Morristown, New Jersey 07960.

You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we ask that you return your proxy promptly so that your vote is counted. Only shareholders of record on December 20, 2006 will be entitled to vote at the meeting or any adjournment of the meeting.

Thomas H. Dinsmore Chairman of the Board of Trustees
December 27, 2006

BANCROFT FUND LTD.
65 Madison Avenue
Morristown, New Jersey 07960

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
FEBRUARY 12, 2007

INFORMATION ABOUT THE ANNUAL MEETING

Proxy Statement

We are sending you this Proxy Statement and the enclosed proxy card because the Board of Trustees of Bancroft Fund Ltd. (the Trust) is soliciting your proxy to vote at the 2007 Annual Meeting of Shareholders (the Annual Meeting). This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting.

This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will first be sent on or about December 27, 2006 to all shareholders entitled to vote. Shareholders who owned the Trust’s shares of beneficial interest on December 20, 2006 are entitled to vote. On this record date, there were 5,625,134 shares outstanding. We know of no beneficial owner of more than five percent of these shares. Each share of the Trust that you own entitles you to one vote. (A fractional share has a fractional vote.)

We are also sending along with this Proxy Statement the Trust’s 2006 Annual Report, which includes our financial statements. If you have not received such report or would like to receive an additional copy, please contact Gary I. Levine at 65 Madison Avenue, Morristown, NJ 07960 or call (973) 631-1177. The Trust will furnish such report free of charge. This report is also available online at www.bancroftfund.com.

Time and Place of Meeting

We are holding the Annual Meeting on Monday, February 12, 2007 at 11:00 a.m., Eastern Time, at the Trust’s offices located at 65 Madison Avenue, Morristown, New Jersey 07960.

Proposal Table

The following table summarizes each proposal to be presented at the Annual Meeting and the page number of this proxy statement where you may find a description of the proposal:

Proposal	Page Number
1. Electing trustees	2
2. Ratifying the Audit Committee’s Appointment of Tait, Weller & Baker LLP as independent registered public accountants	12

The Board of Trustees, including all of the independent trustees, recommend that you vote FOR Proposals 1 and 2.

How to Vote

You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or use any of the available alternative proxy voting methods specified in the instructions that accompany this Proxy Statement.

If you are the record owner of your shares, the available alternative proxy voting methods are telephone and Internet voting. If your shares are held by a broker, the alternative proxy voting methods may include telephone, Internet and any alternative method of voting permitted by your broker. Please see “Additional Information on Voting” on page 13 below for a further discussion of how to vote your shares.

Broker Voting

Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposals 1 and 2 even if it has not received instructions from you. A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 1 and 2 are considered routine, the Trust does not expect to receive any broker non-votes.

PROPOSAL 1

ELECTION OF TRUSTEES

Structure of the Board of Trustees

The Board of Trustees (the Board) is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders. Trustees in each class serve for a three-year term. Classifying the Board for election may be regarded as an “anti-takeover provision” because it has the effect of maintaining the continuity of the Board and requiring at least two years to change a majority of the Board.

The Board currently consists of eight persons. Six of the trustees are “independent,” meaning they are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). Two of the Trust’s trustees are “interested persons” because of their business and financial relationships with the Trust and Davis-Dinsmore Management Company (Davis-Dinsmore), the Trust’s investment adviser.

At the 2007 Annual Meeting, the terms of three trustees are expiring. The Governance Committee of the Board nominated the trustees, whose terms are expiring in 2007, as set forth below, to serve for terms that expire in 2010. Other trustees are not up for election this year and except for Donald M. Halsted, Jr. will continue in office for the rest of their terms. Mr. Halsted, a current trustee whose term is expiring in 2008, is retiring effective as of December 31, 2006, and therefore will not be running for re-election in 2008. The trustees appointed Daniel D. Harding, age 54, as a trustee effective as of January 1, 2007 to fill the vacancy created by Mr. Halsted’s retirement. Mr. Harding’s term as a trustee will expire in 2008. In addition, if elected, Mr. Ahalt’s term will expire in 2010. However, pursuant to the Trust’s retirement policy, Mr. Ahalt is expected to retire effective December 31, 2008.

Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of trustees.

Nominees for Trustees

The Board has approved the nomination of the following individuals to serve as trustees until the annual meeting of shareholders to be held in 2010. (As noted above, it is expected that Mr. Ahalt will retire effective as of December 31, 2008.) The business address of each nominee and/or trustee listed below is Bancroft Fund Ltd., 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Because Davis-Dinsmore serves as investment adviser to the Trust and to another investment company, Ellsworth Fund Ltd. (Ellsworth Fund), Ellsworth Fund and the Trust make up a “fund complex” (Fund Complex). If re-elected, each nominee would oversee the two registered investment companies in the Fund Complex.

Nominees Who are Independent Trustees

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years and other Business Experience	Other Directorship(s) Held

Gordon F. Ahalt - 78	1982
Retired.

Formerly: President of G.F.A. Inc. (a petroleum industry consulting company) (1982 until 2000); Consultant, W. H. Reaves & Co., Inc. (an asset management company) (1987-1998). Mr. Ahalt spent his career as an analyst of and a consultant to the petroleum industry, and previously served as a director or executive officer of several energy companies and an oil and gas exploration company. Mr. Ahalt received a B.S. in Petroleum Engineering from the University of Pittsburgh.
			Ellsworth Fund; and Helix Energy Solutions Group, Inc. (an energy services company)
Nicolas W. Platt - 53	1997
Managing Director, Rodman & Renshaw, LLC (an investment banking firm) (since 2006).

Formerly: President, CNC-US (an international consulting company) (January 2003 to August 2006); Senior Partner of Platt & Rickenbach (a public relations firm) (May 2001 to January 2003); Senior Executive with the WPP Group, UK and its public relations subsidiaries, Ogilvy Public Relations, Burson-Marsteller and Robinson Lehr Montgomery (January 1995 to April 2001). Mr. Platt received a B.A. from Skidmore College and an M.A. in Economics from Columbia University.
			Ellsworth Fund

Nominee Who is an Interested Person

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years and Other Business Experience	Other Directorship(s) Held

Jane D. O’Keeffe(1) - 51	1995
President of the Trust, Ellsworth
Fund and Davis-Dinsmore (a registered investment adviser)
(since 1996).

Ms. O’Keeffe received a B.A. from University of New Hampshire and attended the Lubin Graduate School of Pace University.
			Ellsworth Fund

(1)
Ms. O’Keeffe is an interested person (within the meaning of the Investment Company Act) of the Trust and Davis-Dinsmore because she is an officer of the Trust and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.

Required Vote

Trustees are elected by a plurality vote of shares present at the Annual Meeting, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal. Any broker non-vote will have no effect on the outcome of this proposal.

The Board recommends that you vote FOR these nominees.

Information about the Trust’s Other Trustees

Information about the Trust’s other trustees whose terms continue after the Annual Meeting is presented below. Each trustee oversees two registered investment companies in the Fund Complex, the Trust and Ellsworth Fund.

Continuing Independent Trustees

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years and Other Business Experience	Other Directorship(s) Held

Elizabeth C. Bogan, Ph.D.(2) - 62	1990
Senior Lecturer in Economics at Princeton University (since 1992).

Formerly: Chairman of Economics and Finance Department, Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration. Dr. Bogan has chaired numerous administrative and academic committees. Dr. Bogan received an A.B. in Economics from Wellesley College, an M.A. in Quantitative Economics from the University of New Hampshire, and a Ph.D. in Economics from Columbia University. Her writings on finance have been published in The Financial Analysts Journal and in other journals.
			Ellsworth Fund

Duncan O. McKee(1) - 75	1996
Retired.

Formerly: Partner at the law firm of Ballard Spahr Andrews & Ingersoll, LLP (Ballard Spahr) (1964-1988). During his career at Ballard Spahr, Mr. McKee represented publicly owned companies, including closed-end and open-end investment companies, in mergers, acquisitions and securities offerings; Director Emeritus of the Trust and Ellsworth Fund (1988 to 1996). Mr. McKee received his undergraduate degree from the College of Wooster and his law degree from Duke University School of Law.
			Ellsworth Fund

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years and Other Business Experience	Other Directorship(s) Held

Robert J. McMullan(2) - 52	2004
Chief Executive Officer and Board member of Control Point Solutions, Inc. (a leading provider of telecommunications expense management and business process outsourcing services to enterprise, government and carrier clients) (2005 - present).

Formerly: Trustee of AmSouth Funds (2003-2005); Senior Vice President and Chief Financial Officer of Conexant Systems, Inc. (formerly, GlobeSpan Virata, Inc.) (a semiconductor manufacturing company) (1998 to 2004); and Executive Vice President and Chief Financial Officer of the BISYS Group, Inc. (a computer services company) (1989-1998). Mr. McMullan received a B.A. in Business Administration from Saint Michael’s College.
			Ellsworth Fund

(1) Term as trustee will expire in 2008.
(2) Term as trustee will expire in 2009.

Continuing Trustee Who is an Interested Person

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years and Other Business Experience	Other Directorship(s) Held

Thomas H. Dinsmore(1)(2) - 53	1985
Chairman and Chief Executive Officer of the Trust, Ellsworth Fund and Davis-Dinsmore (investment adviser to the Trust and Ellsworth Fund) (since 1996).

Mr. Dinsmore is a Chartered Financial Analyst and President of the Closed-End Fund Association. Mr. Dinsmore received a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania, and an M.A. in Economics from Fairleigh Dickinson University..
			Ellsworth Fund

(1)
Mr. Dinsmore is an interested person (within the meaning of the Investment Company Act) of the Trust and Davis-Dinsmore because he is an officer of the Trust and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.

(2)	Term as trustee will expire in 2008.

Other Information Regarding Trustees

As discussed above, Donald M. Halsted, Jr. who has served as a trustee of the Trust and its predecessor since inception, will be retiring as a trustee effective as of December, 31, 2006. The trustees appointed Daniel D. Harding as a trustee of the Trust effective as of January 1, 2007 to fill the vacancy created by Mr. Halsted’s retirement. Mr. Harding’s term as a trustee will expire in 2008. Mr. Harding has also been appointed as a trustee of the Ellsworth Fund effective as of January 1, 2007. Currently, Mr. Harding is a Senior Advisor with Harding Loevner Management LP (an investment advisory firm) (since 2003). Formerly, Mr. Harding was co-founder and Chief Investment Officer at Harding Loevner Management LP (1989-2003). Mr. Harding received his undergraduate degree from Colgate University.

Certain Relationships

Thomas H. Dinsmore and Jane D. O’Keeffe are brother and sister.

Committees of the Board of Trustees

The Board has three committees: an Audit Committee, a Governance Committee and a Pricing Committee.

Audit Committee

The Trust has a separately designated Audit Committee as that term is defined in the Securities Exchange Act of 1934, as amended (the Exchange Act). The Audit Committee is comprised entirely of independent trustees (Dr. Bogan, Mr. Halsted and Mr. McMullan, with Dr. Bogan serving as Chairperson). In addition, all such members are independent as such term is defined by the American Stock Exchange’s Company Guide. Effective January 1, 2007, Mr. Harding will fill the vacancy on the Audit Committee created by Mr. Halsted’s retirement.

In accordance with its charter, which is available on the Trust’s website at www.bancroftfund.com (under the Corporate Information link), the Committee oversees the Trust’s accounting and financial reporting policies and practices, as well as the quality and objectivity of the Trust’s financial statements and the independent audit of the financial statements. Among other duties, the Committee is responsible for: (i) the appointment, compensation and oversight of any independent registered public accountants employed by the Trust (including monitoring the independence qualifications and performance of such accountants and resolution of disagreements between the Trust’s management and the accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the accounting and financial reporting process of the Trust; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements that related to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (v) pre-approving all permissible audit and non-audit services provided to the Trust by its independent accountants, to the extent required by Section 10A of the Exchange Act; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Trust’s independent registered public accountants to the Trust’s investment adviser and certain other affiliated entities if the Trust’s independent registered public accountants are the same as, or affiliated with, the investment adviser’s or affiliated entities’ accountants; and (vii) to the extent required by Regulation 14A under the Exchange Act, preparing an audit committee report for inclusion in the Trust’s annual proxy statement.

Audit Committee Report

The Audit Committee reviewed and discussed the Trust’s audited financial statements with its independent registered public accountants, Tait, Weller & Baker LLP (Tait Weller). These discussions included the accountant’s judgments about the quality, not just acceptability, of the Trust’s accounting principles as applied in its financial reporting. Tait Weller, the Audit Committee and management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures, with a particular focus on critical accounting policies.

The Audit Committee has received a letter from Tait Weller required by the Public Company Accounting Oversight Board disclosing all relationships between Tait Weller and its related entities and the Trust. The Audit Committee discussed with Tait Weller their independence as the Trust’s independent registered public accountants. In addition, the Audit Committee has considered whether the provision by Tait Weller of non-audit services to the Trust and to the Ellsworth Fund is compatible with the continuing independence of Tait Weller. The Audit Committee also reviewed and discussed the Trust’s audited financial statements with management.

Based on the review and discussions described above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Trust’s annual report to shareholders for the fiscal year ended October 31, 2006 for filing with the Securities and Exchange Commission (SEC).

Elizabeth C. Bogan, Ph.D., Chairperson Donald M. Halsted, Jr. Robert J. McMullan

Governance Committee

The Governance Committee is comprised entirely of independent trustees (Mr. Ahalt, Mr. Halsted and Mr. Platt, with Mr. Ahalt serving as Chairman). In addition, all such members are independent as such term is defined by the American Stock Exchange’s Company Guide.

In accordance with its charter, the Committee, among other duties, is responsible for: (i) nominating persons for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur on the Board, and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, and the Pricing Committee; (iii) reviewing from time to time the compensation, if any, payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) overseeing the selection of independent legal counsel to the independent trustees; and (vi) monitoring the performance of independent legal counsel employed by the Trust and the independent trustees.

Prior to a meeting of the shareholders of the Trust called for the purpose of electing trustees, the Governance Committee will nominate one or more persons for election as trustees at such meeting. The Governance Committee is also responsible for nominating trustees to fill vacancies resulting from an increase in the size of the Board or as a result of the resignation, death or removal of a trustee. The independent trustees are generally authorized to appoint nominees to fill such vacancies.

Evaluation by the Governance Committee of a person as a potential nominee to serve as a trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committee: (i) upon advice of independent legal counsel to the independent trustees, that the person will qualify as an independent trustee (applicable only to the nomination of independent trustees), and that the person is otherwise not disqualified under the Investment Company Act from serving as a trustee of the Trust; (ii) with respect to the nomination of independent trustees only, that the person is free of any material relationship with the Trust (other than as a shareholder of the Trust), that would interfere with the exercise of independent judgment; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) that the person can make a positive contribution to the Board and the Trust, with consideration being given to the person’s business experience, education and such other factors as the Governance Committee may consider relevant; (v) that the person is of good character and high integrity; (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board; (vii) that the person is not an American Stock Exchange employee or floor member; and (viii) that the composition of the Board is varied as to educational background, business experience and occupation.

Consistent with the Investment Company Act, the Governance Committee can consider recommendations from management in its evaluation process.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustee, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee shall make the final determination of persons to be nominated. The Governance Committee will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committee.

A shareholder may, at the 2008 annual meeting of shareholders, nominate an individual for election to the Board at such meeting if the shareholder: (i) is a shareholder of record at the time of giving notice to the Trust; (ii) is a shareholder of record at the time of the 2008 Annual Meeting; (iii) is entitled to vote at the 2008 Annual Meeting; and (iv) has complied with the notice procedures in the Trust’s bylaws. The notice procedures require that a shareholder submit the nomination in writing to the Secretary of the Trust no earlier than October 15, 2007 but no later than November 14, 2007. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Exchange Act (including the individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected). The notice must also contain the shareholder’s name and address as they appear on the Trust’s books (and the name and address of any beneficial owner, on whose behalf the nomination is made) and the number of shares of beneficial interest owned beneficially and of record by such shareholder and beneficial owner.

A current copy of the Governance Committee Charter is available on the Trust’s website at www.bancroftfund.com under the Corporate Information link.

Pricing Committee

The Pricing Committee is comprised of three members, two of whom are independent trustees (Mr. Ahalt and Mr. Platt, with Mr. Ahalt serving as Chairman) and one of whom is an interested person (Mr. Dinsmore). In accordance with its charter, the Committee assists the Trust’s investment adviser, Davis-Dinsmore, in its valuation of the Trust’s portfolio securities when pricing anomalies arise and the full Board is not available to assist Davis-Dinsmore in making a fair value determination.

It is anticipated that the Committee will meet only as pricing anomalies or other issues arise that cannot be resolved by the entire Board due to time constraints.

Board and Committee Meeting Attendance

During the 2006 fiscal year, the Board met eight times, the Audit Committee met five times and the Governance Committee met three times. The Pricing Committee did not meet. All trustees attended at least 75% of all Board and Committee meetings held during the 2006 fiscal year. The Trust’s policy regarding trustee attendance at annual meetings of shareholders is that trustees are encouraged but not required to attend such annual meetings. Each of the Trust’s then current trustees attended the Trust’s 2006 annual meeting of shareholders.

Shareholder Communications with the Board of Trustees

The Trust adopted Shareholder Communication Procedures (the Procedures) that set forth the process by which shareholders of the Trust may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual trustee, such communication would be covered by the Procedures. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and communications made in connection with such proposals are not subject to the Procedures. The Trust’s bylaws also contain provisions requiring a shareholder to provide advance notice of his or her intention to nominate, at the Trust’s annual meeting of shareholders, an individual for election as trustee.

Pursuant to the Procedures, shareholders should send their communications to the Trust’s Shareholder Relations Group. Communications may be sent by regular mail or delivery service to the following address: 65 Madison Avenue, Suite 550, Morristown, NJ 07960. E-mail communications may be sent to: info@bancroftfund.com. All shareholder communications that are directed to the Board or an individual trustee of the Trust in his or her capacity as trustee and received by the Shareholder Relations Group shall be promptly forwarded to the individual trustee of the Trust to whom they were addressed or to the full Board, as applicable. Copies of all such shareholder communications will also be distributed to the Chairs of the Trust’s Audit Committee and Governance Committee, and to counsel for the Trust and for the independent trustees. Counsel for the Trust and for the independent trustees, upon receipt of its copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Trust and for the independent trustees, working with the Chairs.

Trustees’ Compensation

Mr. Dinsmore and Ms. O’Keeffe are the only trustees of the Trust who are officers of the Trust or Davis-Dinsmore. Each trustee who is not an officer of the Trust or Davis-Dinsmore currently receives (1) an annual fee of $7,500, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each shareholders’ meeting attended, and (4) $500 for each Committee meeting attended. The chairperson of each Committee receives an additional $2,000 annual fee.

The following table shows the compensation that was paid to the trustees solely by the Trust as well as by the Fund Complex as a whole (which consists of two registered investment companies, the Trust and Ellsworth Fund) during the 2006 fiscal year.

	Aggregate Compensation From Trust	Total Compensation From Fund Complex

Thomas H. Dinsmore	$ -0-	$ -0-
Jane D. O’Keeffe	$ -0-	$ -0-
Gordon F. Ahalt	$20,000	$40,000
Elizabeth C. Bogan, Ph.D.	$21,500	$42,500
Donald M. Halsted, Jr.	$21,000	$41,500
Duncan O. McKee	$16,500	$33,000
Robert J. McMullan	$19,500	$38,500
Nicolas W. Platt	$18,000	$36,000

Security Ownership of Management

The Trust’s trustees, nominees for trustee and officers owned the Trust’s shares as shown on the following table as of October 31, 2006 (officers of the Trust are identified in the “Additional Information - Executive Officers” section of this proxy).

Shares of Trust Owned Beneficially*

Gordon F. Ahalt	1,200
Elizabeth C. Bogan, Ph.D.	2,516
Thomas H. Dinsmore	14,248 (1)
Donald M. Halsted, Jr.	3,248
Robert J. McMullan	300
Duncan O. McKee	1,630
Jane D. O’Keeffe	11,394 (2)
Nicolas W. Platt	250
H. Tucker Lake, Jr.	366 (3)
Gary I. Levine	1,778
Germaine M. Ortiz	0
Mercedes A. Pierre	179 (4)
Joshua P. Lake	202

*     Represents for each trustee and officer less than 1% of the outstanding shares of the Trust. As of October 31, 2006, trustees and officers of the Trust beneficially owned in the aggregate 37,311 shares of the Trust, representing approximately 0.6% of the outstanding shares. Except as otherwise indicated, each trustee and officer possesses sole investment and voting power with respect to shares beneficially owned.

(1)     Includes (i) 2,718 shares held in trust for the benefit of Mr. Dinsmore’s minor child, (ii) 1,687 shares which Mr. Dinsmore owned jointly with his wife, and (iii) 3,766 shares owned solely by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.

(2)     Includes (i) 5,580 shares held in trust for the benefit of Ms. O’Keeffe’s minor children, and (ii) 2,543 shares owned jointly with her husband.

(3)     Includes 231 shares owned by Mr. Lake’s spouse.

(4)     Ms. Pierre own these shares jointly with her husband.

Mr. Harding, who will become a trustee of the Trust effective as of January 1, 2007, did not own any of the Trust’s shares as of October 31, 2006.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Although not required to do so, the Board seeks your ratification of the Audit Committee’s appointment of Tait Weller as the Trust’s independent registered public accountants for the 2007 fiscal year. The Board believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will meet to select new independent registered public accountants for the Trust’s 2008 fiscal year. We do not expect that a representative from Tait Weller will be present at the Annual Meeting. However, should a Tait Weller representative choose to attend, he or she will have an opportunity to make a statement and to respond to appropriate questions.

Fees Billed by Tait Weller Related to the Trust

Set forth in the table below are the aggregate fees billed to the Trust by Tait Weller for services rendered to the Trust during the Trust’s last two fiscal years ended October 31, 2005 and October 31, 2006.

Fiscal Year Ended October 31	Audit Fees	Audit-Related Fees(1)	Tax Fees (3)	All Other Fees
2005	$30,000	$10,000(2)	$2,500	$0
2006	$31,000	$0	$2,600	$0

(1)
All Audit-Related Fees were pre-approved by the Trust’s Audit Committee. No Audit-Related Fees were approved by the Trust’s Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2)	Includes fees billed to the Trust by Tait Weller in connection with the Trust’s change of accounting practice related to amortization of convertible bond premiums and discounts.

(3)
“Tax Fees” include those fees billed by Tait Weller in connection with their review of the Trust’s income tax returns for fiscal years 2005 and 2006. All Tax Fees were pre-approved by the Trust’s Audit Committee. No Tax Fees were approved by the Trust’s Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

During each of the last two fiscal years ended October 31, 2006 and October 31, 2005, Tait Weller did not provide any non-audit services to the Trust or Davis-Dinsmore or its affiliates or otherwise bill the Trust or Davis-Dinsmore or its affiliates for any non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Trust by its independent registered public accountants before they are provided to the Trust. Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services. The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are “independent,” as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at its next scheduled meeting.

The Audit Committee also pre-approves non-audit services to be provided by the Trust’s independent registered public accountants to the Trust’s investment adviser if the engagement relates directly to the operations and financial reporting of the Trust and if the Trust’s independent registered public accountants are the same as, or affiliated with, the investment adviser’s registered public accountants.

Required Vote

The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee’s appointment of the independent registered public accountants. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

The Board recommends that you vote FOR Proposal 2.

ADDITIONAL INFORMATION ON VOTING

Voting by Proxy

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. If you are the record owner of your shares on the books of the Trust’s transfer agent, then you may also submit your proxy vote by telephone or via the Internet, by following the instructions accompanying this Proxy Statement. If your broker holds your shares in its name, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Returning the proxy card or using any of the available alternative proxy voting methods will not affect your right to attend the Annual Meeting and vote.

If you properly fill in your proxy card and send it to us in time to vote or use any of the available alternative proxy voting methods, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card or use any of the available alternative proxy voting methods but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management’s recommendation on other matters:

•	FOR the election of all nominees for trustees.

•	FOR ratification of the appointment of independent registered public accountants for 2007.

Your proxy will also have authority to vote and act on your behalf at any adjournment of the meeting.

If you give a proxy, you may revoke it at any time before it is exercised. You can do this in one of four ways:

•	You may send in another proxy with a later date.

•
If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

•	You may notify the Trust’s Secretary in writing before the Annual Meeting that you have revoked your proxy.

•	You may vote in person at the Annual Meeting.

Voting in Person

If you do attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on December 20, 2006, the record date for voting, and authorizing you to vote.

Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote a majority of all shares outstanding on the record date are present in person or by proxy. Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

Adjournments

If a quorum is not present at the Annual Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies they are entitled to vote “for” a proposal in favor of such an adjournment and will vote those proxies required to be voted “against” such proposal against such an adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

ADDITIONAL INFORMATION

Investment Adviser and Administrator

Davis-Dinsmore, 65 Madison Avenue, Morristown, New Jersey 07960, is the Trust’s investment adviser and administrator.

Executive Officers

The Trust’s executive officers are elected by the Board, receive no compensation from the Trust and hold office until the meeting of the Board following the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal. Information about these officers is presented below.

Name, Age and Position(s) Held with the Trust	Officer Since	Principal Occupation(s) During Past 5 Years and Business Experience

Thomas H. Dinsmore - 53 Trustee, Chairman and Chief Executive Officer	1984
Information about Mr. Dinsmore is presented earlier in this proxy statement under “Proposal 1, Election of Trustees - Information About the Trust’s Other Trustees - Continuing Trustee Who is an Interested Person.”

Jane D. O’Keeffe - 51 Trustee and President	1994	Information about Ms. O’Keeffe is presented earlier in this proxy statement under “Proposal 1, Election of Trustees - Nominees for Trustees - Nominee Who is an Interested Person.”

H. Tucker Lake, Jr. - 59 Vice President	1994	Vice President of the Trust, Ellsworth Fund (since 2002) and Davis-Dinsmore (since 1997) Formerly: Vice President, Trading of the Trust and Ellsworth Fund (1994-2002)

Joshua P. Lake, C.T.P. - 30 Treasurer and Assistant Secretary	2002
Treasurer of the Trust and Ellsworth Fund (since April 2004), Assistant Secretary of the Trust and Ellsworth Fund (since February 2002) and Assistant Treasurer and Assistant Secretary of Davis-Dinsmore (since February 2002)

Gary I. Levine - 49 Executive Vice President, Chief Financial Officer and Secretary	1986
Executive Vice President and Chief Financial Officer of the Trust, Ellsworth Fund and Davis-Dinsmore (since April 2004); Secretary of the Trust, Ellsworth Fund and Davis-Dinsmore (since November 2003); Treasurer of Davis-Dinsmore (since 1997)
Formerly: Vice President of the Trust, Ellsworth Fund and Davis-Dinsmore (January 2002 - April 2004); Treasurer of the Trust and Ellsworth Fund (April 1993 - April 2004)

Germaine M. Ortiz - 37 Vice President	1996	Vice President of the Trust, Ellsworth Fund and Davis-Dinsmore (since 1999)

Mercedes A. Pierre - 45 Vice President and Chief Compliance Officer	1998
Vice President of the Trust and Ellsworth Fund (since April 2004); Chief Compliance Officer of the Trust and Ellsworth Fund (since July 2004); Assistant Treasurer of the Trust and Ellsworth Fund (since 1998); and Vice President and Chief Compliance Officer of Davis-Dinsmore (since 2004)

Certain Relationships

H. Tucker Lake, Jr. is the cousin of Thomas H. Dinsmore and Jane D. O’Keeffe, and the father of Joshua P. Lake.

Dollar Range of Securities Held by Trustees and Nominees

Set forth below is the dollar range of equity securities beneficially owned (1) in both the Trust and Fund Complex by each trustee and each nominee for election as a trustee of the Trust as of October 31, 2006.(2)

	Dollar Range of Equity Securities in the Trust (3).	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by the Trustee or Nominee in Fund Complex (4) .

Gordon F. Ahalt	$10,001-$50,000	$10,001-$50,000
Elizabeth C. Bogan, Ph.D.	$10,001-$50,000	over $100,000
Thomas H. Dinsmore	over $100,000	over $100,000
Donald M. Halsted, Jr.	$50,001-$100,000	$50,001-$100,000
Duncan O. McKee	$10,001-$50,000	$50,001-$100,000
Robert J. McMullan	$1-$10,000	$1-$10,000
Jane D. O’Keeffe	over $100,000	over $100,000
Nicolas W. Platt	$1-$10,000	$1-$10,000

(1)	Beneficial ownership has been determined based upon the trustee’s or nominee’s direct or indirect pecuniary interest in the equity securities.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(3)	The dollar range of equity securities owned in the Trust is based on the closing price of $19.30 on October 31, 2006 on the American Stock Exchange.

(4)	The dollar range of equity securities owned in the Fund Complex is based on the closing price of $19.30 for the Trust and $8.07 for Ellsworth Fund on October 31, 2006 on the American Stock Exchange.

Mr. Harding, who will become a trustee of the Trust effective as of January 1, 2007, did not own any of the Trust’s shares or equity securities in the Fund Complex as of October 31, 2006.

Proxy Solicitation

The Trust expects to solicit proxies principally by mail. The Trust will pay the cost of soliciting proxies and may reimburse third parties for their expenses in forwarding solicitation materials to the beneficial owners of the Trust’s shares. Officers of the Trust may also solicit proxies by telephone, facsimile, the Internet or personal interview, and will not receive any additional compensation for such solicitation.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, Section 30(h) of the Investment Company Act, and the regulations of the SEC thereunder, require the Trust’s officers and trustees and direct or indirect beneficial owners of more than 10% of the Trust’s shares, as well as Davis-Dinsmore, its directors and officers and certain of its other affiliated persons (collectively, Reporting Persons), to file initial reports of ownership and changes in ownership with the SEC. Reporting Persons are required to furnish the Trust with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations, the Trust believes that all filing requirements applicable to the Reporting Persons have been complied with during the fiscal year ended October 31, 2006.

Shareholder Proposals

If you want us to consider including a shareholder proposal in the Trust’s proxy statement for the 2008 annual meeting of shareholders, we must receive it from you no later than August 29, 2007.

A shareholder may bring other business before the 2008 Annual Meeting of shareholders if the shareholder: (1) is a shareholder of record at the time of giving notice to the Trust; (2) is entitled to vote at the 2008 Annual Meeting; and (3) has complied with the notice procedures in the Trust’s bylaws. The notice procedures require that a shareholder submit the proposal in writing to the Secretary of the Trust no earlier than October 15, 2007 but no later than November 14, 2007. The notice must include a brief description of the business desired to be brought before the 2008 Annual Meeting, the reasons for conducting such business at the 2008 Annual Meeting, and any material interest the shareholder and any beneficial owners on whose behalf the proposal is made may have in such business. The notice must also include the shareholder’s name and address as they appear on the Trust’s books (and the name and address of any beneficial owner on whose behalf the proposal is made), as well as the number of shares owned of record and beneficially by such shareholder and beneficial owner.

By order of the Board of Trustees, /s/ THOMAS H. DINSMORE Thomas H. Dinsmore Chairman of the Board of Trustees

December 27, 2006

BANCROFT FUND LTD.
Annual Meeting to be held February 12, 2007
This Proxy is being solicited on behalf of the Board of Trustees
The undersigned hereby appoints Thomas H. Dinsmore, Gary I. Levine, and Jane D. O’Keeffe, and any one of them separately, attorneys and proxies, with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of shareholders of Bancroft Fund Ltd. (the “Trust”) at the offices of the Trust, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960 on February 12, 2007 at 11 a.m., and at all adjournments or postponements thereof, according to the number of beneficial shares which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse hereof, this proxy is given WITH authority to vote FOR the trustees listed, and FOR the proposal to ratify the Audit Committee’s selection of accountants.
PLEASE FILL IN, DATE AND SIGN THE PROXY ON THE OTHER SIDE
AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
■	14475	■

ANNUAL MEETING OF SHAREHOLDERS OF
BANCROFT FUND LTD.
February 12, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â	Please detach along perforated line and mail in the envelope provided.	â

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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
						FOR	AGAINST	ABSTAIN
1. Election as trustees of all nominees listed below for the terms specified in the proxy statement.					2. Proposal to ratify selection of accountants.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES:			YOUR VOTE IS IMPORTANT TO US. PLEASE FILL IN, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE.
		m	Gordon F. Ahalt
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m	Jane D. O’Keeffe
		m	Nicolas W. Platt
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder				Date:	Signature of Shareholder	Date:

Note:	Please sign as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
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